Exhibit 10.1

Monolithic Power Systems, Inc.
Restricted Stock Unit Grant Notice

Amended and Restated 2014 Equity Incentive Plan

Monolithic Power Systems, Inc. (the “Company”) hereby awards to Participant the number of restricted stock units (“RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Restricted Stock Unit Grant Notice (the “Notice”), the Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated in their entirety. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Award Agreement will have the same definitions as in the Plan or the Award Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Participant:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of RSUs:

Vesting Schedule:

The Award vests as to [fraction] of the RSUs (rounded down to the nearest whole RSU) [# of months] months after the Vesting Commencement Date, with the balance vesting as to [fraction] of the RSUs (rounded down to the nearest whole RSU) every [# months] thereafter, subject to Participant’s Continuous Service with the Company through each such vesting date. Each installment of RSUs that vest hereunder is a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2) to the extent applicable.

Issuance Schedule:	Subject to any change on a Capitalization Adjustment, one share of Common Stock will be issued for each RSU that vests at the time set forth in the Award Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Notice, the Award Agreement, the Plan and the prospectus for the Plan. As of the Date of Grant, this Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award, with the exception, if applicable, of (i) the written employment agreement or offer letter agreement entered into between the Company and Participant specifying the terms that should govern this specific Award, or, if applicable instead, the severance benefit plan then in effect and applicable to Participant and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting this Award, Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

* * *

Monolithic Power Systems, Inc.		Participant:

By:
	Signature	Signature

Title:		Date:

Date:

Also Provided:	Award Agreement, Amended and Restated 2014 Equity Incentive Plan, Prospectus

Monolithic Power Systems, Inc.

Amended and Restated 2014 Equity Incentive Plan

Restricted Stock Unit Agreement

Monolithic Power Systems, Inc. (the “Company”) has awarded you a Restricted Stock Unit Award (the “Award”) that is subject to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), for the number of Restricted Stock Units indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control.

1.     Grant of the Award. The Award represents your right to be issued on a future date one share of Common Stock for each Restricted Stock Unit that vests.

2.     Vesting. Your Restricted Stock Units will vest as provided in the Grant Notice. Vesting will cease on the termination of your Continuous Service. Any Restricted Stock Units that have not yet vested will be forfeited on the termination of your Continuous Service.

3.     Adjustments to Number of RSUs & Shares of Common Stock.

(a)     The Restricted Stock Units subject to your Award will be adjusted for Capitalization Adjustments, as provided in the Plan.

(b)     Any additional Restricted Stock Units and any shares, cash or other property (including Dividend Equivalents) that become subject to the Award will be subject, in a manner determined by the Board, to the terms of the Award, including the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award.

(c)     You have no rights to be issued any fractional share of Common Stock or cash in lieu of such fractional share under this Award. Any fraction of a share will be rounded down to the nearest whole share.

(d)     Each Restricted Stock Unit has associated with it one Dividend Equivalent. If and when a Restricted Stock Unit vests, and the underlying Share is issued, the cash payable under this Dividend Equivalent award will become vested and payable on the date the related shares become vested. Payment will be made shortly after vesting, and, in all cases, no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the Dividend Equivalent is no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). If necessary to comply with applicable tax laws, the cash payment will be paid no later than December 31 of the calendar year in which the Dividend Equivalent is no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). If your Restricted Stock Units never vest or are otherwise forfeited, your corresponding Dividend Equivalents will immediately expire on the expiration or other forfeiture of the related Restricted Stock Units – and you will not be entitled to any payout of regular cash dividends in respect of those forfeited Restricted Stock Units. Your Dividend Equivalents will immediately expire on the issuance of the underlying Shares subject to the Restricted Stock Units that have vested – that is, no additional regular cash dividends that are declared or paid after that date will accrue for those newly vested shares. Instead, your rights to receive any regular cash dividends will be solely as a Company stockholder. Your rights on the Dividend Equivalents are subject to all of the same terms and conditions as apply to your underlying Restricted Stock Units in respect of which these Dividend Equivalents are granted.

1

4.     Securities Law Compliance. You will not be issued any Common Stock underlying the Restricted Stock Units or other shares with respect to your Restricted Stock Units unless either (i) the shares are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive shares underlying your Restricted Stock Units if the Company determines that such receipt would not be in material compliance with such laws and regulations.

5.     Transferability. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Restricted Stock Units or the shares in respect of your Restricted Stock Units. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse on delivery to you of shares in respect of your vested Restricted Stock Units.

(a)     Death. Your Restricted Stock Units are not transferable other than by will and by the laws of descent and distribution. At your death, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, Common Stock or other consideration under this Award.

(b)     Domestic Relations Orders. If you receive written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration under your Restricted Stock Units, in accordance with a domestic relations order or official marital settlement agreement that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss with the Company’s General Counsel the proposed terms of any such transfer prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement. The Company is not obligated to allow you to transfer your Award in connection with your domestic relations order or marital settlement agreement.

2

6.     Date of Issuance.

(a)     The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. As a result, the shares will be issued no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(b)     If the Company determines that it is necessary to comply with applicable tax laws, the shares will be issued no later than December 31 of the calendar year in which the shares are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

7.     Dividends. You will receive no benefit or adjustment to your Restricted Stock Units with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment. Please see Section 3(d) regarding Dividend Equivalents.

8.     Restrictive Legends. To the extent applicable, the Common Stock issued with respect to your Restricted Stock Units will be endorsed with appropriate legends determined by the Company.

9.     Award not a Service Contract. Your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of your Restricted Stock Units or the issuance of the shares subject to your Restricted Stock Units), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall: (a) confer on you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (b) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (c) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (d) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

3

10.     Withholding Obligations.

(a)     On each vesting date, and on or before the time you receive a distribution of the shares underlying your Restricted Stock Units (or payments in respect of your Dividend Equivalents), and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); (iii) permitting or requiring you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) subject to the approval of the independent members of the Board, withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Restricted Stock Units with a fair market value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes.

(b)     Unless the Withholding Taxes of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock (or payments in respect of your Dividend Equivalents).

(c)     If the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

11.     Unsecured Obligation. Your Award is unfunded, and as a holder of vested Restricted Stock Units, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you. On such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

12.     Notices. Any notices provided for in this Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given on receipt or, in the case of notices delivered by the Company to you, five days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

4

13.     Miscellaneous.

(a)     The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)     You agree on request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)     You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d)     This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)     All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

14.     Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment on a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the U.S. Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers and directors to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

15.     Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

5

16.     Effect on Other Employee Benefit Plans. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

17.     Amendment. Any amendment to this Agreement must be in writing, signed by a duly authorized representative of the Company. The Board reserves the right to amend this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation, ruling, or judicial decision.

18.     Compliance with Section 409A of the Code. To the extent applicable, this Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). However, if this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made on the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

19.     No Obligation to Minimize Taxes. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

20.     Data Privacy. The Company respects your privacy. In order to administer your Award, as noted above, the Company collects and uses certain personal information about you, including your prior equity grant information where applicable. If you are a California resident, you should refer to the Company’s California Consumer Privacy Act Notice for more information about the personal information the Company collects about you and the purposes for which the Company will use such data.

6

Monolithic Power Systems, Inc.
Performance Stock Unit Grant Notice
Amended and Restated 2014 Equity Incentive Plan

Monolithic Power Systems, Inc. (the “Company”) hereby awards to Participant the number of performance-based Restricted Stock Units (“PSUs” or “Performance Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Performance Stock Unit Grant Notice (the “Notice”), the Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and the Performance Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated in their entirety. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Award Agreement will have the same definitions as in the Plan or the Award Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Name:
Grant Number:
Date of Grant:
Target Number of Performance Stock Units:
Maximum Number of Performance Stock Units:
Purchase Price per Share:
Vesting Commencement Date:
Vesting Schedule:
Last Eligible Performance Date:

Issuance Schedule:

Subject to any change on a Capitalization Adjustment and Participant’s payment of the Purchase Price per Share within two months following the applicable vesting date, one share of Common Stock will be issued for each PSU that vests at the time set forth in the Award Agreement. If payment is required and Participant does not pay the Purchase Price per Share for each vested PSU within two months after the vesting date, Participant’s rights to those vested PSUs, and the underlying shares of Common Stock and related Dividend Equivalents, will be forfeited on the two month anniversary of such vesting date.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Notice, the Award Agreement, the Plan and the prospectus for the Plan. As of the Date of Grant, this Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award, with the exception, if applicable, of (i) the written employment agreement or offer letter agreement entered into between the Company and Participant specifying the terms that should govern this specific Award, or, if applicable instead, the severance benefit plan then in effect and applicable to Participant and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting this Award, Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Monolithic Power Systems, Inc.		Participant:

By:	________________________	Signature:	___________________________
Title:	________________________	Date:	___________________________

Also Provided:	Award Agreement, Amended and Restated 2014 Equity Incentive Plan, Prospectus

Monolithic Power Systems, Inc.

Amended and Restated 2014 Equity Incentive Plan

Performance Stock Unit Agreement

Monolithic Power Systems, Inc. (the “Company”) has awarded you a Performance Stock Unit Award (the “Award”) that is subject to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), the Performance Stock Unit Grant Notice (the “Grant Notice”) and this Performance Stock Unit Agreement (the “Agreement”), for the number of Performance Stock Units indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control.

1.     Grant of the Award. The Award represents your right to be issued on a future date one share of Common Stock for each Performance Stock Unit that vests, provided that you pay the Purchase Price per Share for each vested Performance Stock Unit within two months after the applicable vesting date. If payment is required and you do not pay the Purchase Price per Share for the vested Performance Stock Unit within two months after the applicable vesting date, your rights to that vested Performance Stock Unit, and the underlying share of Common Stock and the compensation payable in respect of the related Dividend Equivalents, will be forfeited on the two month anniversary of the vesting date at no cost to the Company, and you will have no further right to receive the shares of Common Stock or the payments in respect of Dividend Equivalents.

2.     Vesting. Your Performance Stock Units will vest as provided in the Grant Notice. Vesting will cease on the termination of your Continuous Service. Any Performance Stock Units (including Dividend Equivalents) that have not yet vested will be forfeited on the termination of your Continuous Service.

3.     Adjustments to Number of PSUs & Shares of Common Stock.

(a)     The Performance Stock Units subject to your Award will be adjusted for Capitalization Adjustments, as provided in the Plan.

(b)     Any additional Performance Stock Units and any shares, cash or other property (including Dividend Equivalents) that become subject to the Award will be subject, in a manner determined by the Board, to the terms of the Award, including the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Performance Stock Units and shares covered by your Award.

(c)     You have no rights to be issued any fractional share of Common Stock or cash in lieu of such fractional share under this Award. Any fraction of a share will be rounded down to the nearest whole share.

(d)     Each Performance Stock Unit has associated with it one Dividend Equivalent. If and when a Performance Stock Unit vests, the cash payable under this Dividend Equivalent award will become vested. Provided you pay any applicable Purchase Price per Share within two months after the applicable vesting date for the Performance Stock Units, payment of any vested Dividend Equivalents will be made shortly after vesting, and, in all cases, no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the Dividend Equivalent is no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). If necessary to comply with applicable tax laws, the cash payment will be paid no later than December 31 of the calendar year in which the Dividend Equivalent is no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). If your Performance Stock Units never vest or are otherwise forfeited (including due to failure to timely pay any applicable Purchase Price per Share), your corresponding Dividend Equivalents will immediately expire on the expiration or other forfeiture of the related Performance Stock Units – and you will not be entitled to any payout of regular cash dividends in respect of those forfeited Performance Stock Units. Your Dividend Equivalents will immediately expire on the issuance of the underlying shares subject to the Performance Stock Units that have vested – that is, no additional regular cash dividends that are declared or paid after that date will accrue for those newly vested shares. Instead, your rights to receive any regular cash dividends will be solely as a Company stockholder. Your rights on the Dividend Equivalents are subject to all of the same terms and conditions as apply to your underlying Performance Stock Units in respect of which these Dividend Equivalents are granted.

4.     Method of Payment. In order to be issued the shares of Common Stock and related Dividend Equivalents subject to your vested Performance Stock Units, you must pay any applicable aggregate Purchase Price per Share for your vested Performance Stock Units within two months following the vesting date for such Performance Stock Units. You may pay any applicable Purchase Price per Share through one or more of the following:

(a)     Cash, check, bank draft, electronic funds or wire transfer, or money order payable to the Company.

(b)     Offset against the value of cash due to you on the vesting of your Dividend Equivalents.

(c)     Provided that at the vesting date the Common Stock is publicly traded, using a program developed under Regulation T, as provided by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay any applicable aggregate Purchase Price per Share to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise,” “same day sale” or “sell to cover.”

(d)     If and only if permitted by the Board at the time the Purchase Price per Share is due and payable (and, if you are a reporting person subject to Section 16 of the Exchange Act, only if mandatorily required by authorization in advance by the Board or the Committee), by a net settlement arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon vesting by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Purchase Price per Share. You must submit an additional payment to the extent of any remaining balance of the aggregate Purchase Price per Share not satisfied by such reduction in the number of whole shares to be issued.

5.     Securities Law Compliance. You will not be issued any Common Stock underlying the Performance Stock Units or other shares with respect to your Performance Stock Units (or payments in respect of your Dividend Equivalents) unless either (a) the shares are registered under the Securities Act, or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive shares underlying your Performance Stock Units (or payments in respect of your Dividend Equivalents) if the Company determines that such receipt would not be in material compliance with such laws and regulations.

6.     Transferability. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Performance Stock Units or the shares in respect of your Performance Stock Units. For example, you may not use shares that may be issued in respect of your Performance Stock Units as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse on delivery to you of shares in respect of your vested Performance Stock Units.

(a)     Death. Your Performance Stock Units are not transferable other than by will and by the laws of descent and distribution. At your death, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, Common Stock or other consideration under this Award.

(b)     Domestic Relations Orders. If you receive written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration under your Performance Stock Units, in accordance with a domestic relations order or official marital settlement agreement that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss with the Company’s General Counsel the proposed terms of any such transfer prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement. The Company is not obligated to allow you to transfer your Award in connection with your domestic relations order or marital settlement agreement.

7.     Date of Issuance.

(a)     The issuance of shares in respect of vested Performance Stock Units (and payments in respect of your Dividend Equivalents) is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. As a result, subject to your payment of any applicable Purchase Price per Share, the shares (and payments) will be issued no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(b)     If the Company determines that it is necessary to comply with applicable tax laws, the shares (and payments) will be issued, subject to your payment of any applicable Purchase Price per Share, no later than December 31 of the calendar year in which the shares are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

8.     Dividends. You will receive no benefit or adjustment to your Performance Stock Units with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment. Please see Section 3(d) regarding Dividend Equivalents.

9.     Restrictive Legends. The Common Stock issued with respect to your Performance Stock Units will be endorsed with appropriate legends determined by the Company.

10.     Award not a Service Contract. Your Continuous Service is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of your Performance Stock Units or the issuance of the shares subject to your Performance Stock Units or payments in respect of your Dividend Equivalents), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall: (a) confer on you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (b) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (c) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (d) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

11.     Withholding Obligations.

(a)     On each vesting date, and on or before the time you receive a distribution of the shares underlying your Performance Stock Units (or payments in respect of your Dividend Equivalents), and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Specifically, the Company or an Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); (iii) permitting or requiring you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Performance Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its Affiliates; or (iv) subject to the approval of the independent members of the Board, withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Performance Stock Units with a fair market value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes.

(b)     Unless the Withholding Taxes of the Company and/or any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock (or payments in respect of your Dividend Equivalents).

(c)     If the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

12.     Unsecured Obligation. Your Award is unfunded, and as a holder of vested Performance Stock Units (and Dividend Equivalents), you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property or compensation pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you. On such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

13.     Notices. Any notices provided for in this Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given on receipt or, in the case of notices delivered by the Company to you, five days after deposit in the U.S. mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

14.     Miscellaneous.

(a)     The rights and obligations of the Company under your Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)     You agree on request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)     You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award.

(d)     This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)     All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.     Governing Plan Document. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment on a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting officers and directors to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

16.     Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

17.     Effect on Other Employee Benefit Plans. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

18.     Amendment. Any amendment to this Agreement must be in writing, signed by a duly authorized representative of the Company. The Board reserves the right to amend this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation, ruling, or judicial decision.

19.     Compliance with Section 409A of the Code. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). However, if this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares or other payments that would otherwise be made on the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued and other payments made thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares and payment of the compensation is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of Performance Stock Units (and the related Dividend Equivalents) that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

20.     No Obligation to Minimize Taxes. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.

21.     Data Privacy. The Company respects your privacy. In order to administer your Award, as noted above, the Company collects and uses certain personal information about you, including your prior equity grant information where applicable. If you are a California resident, you should refer to the Company’s California Consumer Privacy Act Notice for more information about the personal information the Company collects about you and the purposes for which the Company will use such data.

8